EXHIBIT 99.1
                                [GRAPHIC OMITTED]
                                                       MONSANTO COMPANY
                                                       800 NORTH LINDBERGH BLVD
                                                       ST. LOUIS,MISSOURI 63167


RELEASE    Immediately

CONTACT    Media:      Lori Fisher (314-694-8535)
           Analysts:   Scarlett Lee Foster (314-694-8148)
                       Matthew Harbaugh (314-694-7867)



            MONSANTO'S BOARD OF DIRECTORS APPROVES FISCAL YEAR CHANGE Change Aligns the Company's Business Cycle with its Customers

     ST. LOUIS (July 23, 2003) - Monsanto Company's board of directors has approved a fiscal year-end change to August 31st from December 31st. This change aligns the company's business cycle more closely with those of its customers, thereby improving the clarity of Monsanto's business cycle to investors. With this change, Monsanto's 2004 fiscal year will begin Sept. 1, 2003, and end Aug. 31, 2004.

     "The fiscal year change will synchronize our quarterly results with the natural flow of the agricultural cycle in our major markets," said Hugh Grant, president and chief executive officer of Monsanto. "As a result, investors will gain a more complete picture of both the North American and Latin American growing seasons in the same fiscal year."

     Monsanto will provide the earnings and cash flow information for the current calendar year so that the company's progress on meeting its original 2003 earnings per share and cash flow commitments can be tracked.

     A schedule for the quarterly and year-end results, as well as the issuance of certain pro forma financial information based on the new crop fiscal year, can be found in a table attached to this news release. The company's 2004 crop fiscal year quarterly results news releases and conference call schedule is also included.

     "We recognize that the fiscal-year change will involve some short-term inconvenience for those who follow our financial results, but we believe it is the right thing to do for our business, and we're committed to providing the necessary information in a timely and transparent manner," Grant said.

                                    - more -

     The company will post the following historical pro forma financial information based on the crop fiscal year to its web site on August 14th, and the company's investor relations team will be available to help investors with their analysis of this information:

     o   Balance sheets as of Aug. 31, 2002 and 2001;

     o   Income statements for the 12 months ended Aug. 31, 2002 and 2001;

     o   Cash flow statements for the 12 months ended Aug. 31, 2002 and 2001;
         and,

     o Supplemental information for the 12 months ended Aug. 31, 2002 and 2001, similar to that currently supplied, which includes: Monsanto biotechnology trait acreage information by crop; net sales by geography; net trade receivables by geography; and gross profit by major business segments.

     Monsanto   Company   (NYSE:   MON)  is  a  leading   global   provider   of
technology-based   solutions  and   agricultural   products  that  improve  farm
productivity and food quality.

--------------------- ----------------------------------------------------------
        DATE                              INFORMATION PROVIDED
--------------------- ----------------------------------------------------------
--------------------- ----------------------------------------------------------
July 31, 2003         Issue news release and host conference call discussing
                      calendar year second quarter (April 1, 2003 - June 30,
                      2003) results
--------------------- ----------------------------------------------------------
--------------------- ----------------------------------------------------------
Aug. 14, 2003         Post to the company's web site historical pro forma
                      financial information based on Aug. 31 crop fiscal
                      year-end
--------------------- ----------------------------------------------------------
--------------------- ----------------------------------------------------------
                      Issue news release and host conference call discussing
                      results for:  crop fiscal year fourth quarter
Oct. 15, 2003         (June 1, 2003 - Aug. 31, 2003); "stub period" (Jan. 1,
                      2003 - Aug. 31, 2003); and pro forma crop fiscal year
                      (Sept. 1, 2002, - Aug. 31, 2003)
--------------------- ----------------------------------------------------------
--------------------- ----------------------------------------------------------
Late November         Issue crop fiscal year annual report and 10-K for "stub
                      period" (Jan. 1, 2003 - Aug. 31, 2003)
--------------------- ----------------------------------------------------------
--------------------- ----------------------------------------------------------
Jan. 7, 2004          Issue news release and host conference call discussing
                      crop fiscal year first quarter (Sept. 1, 2003 - Nov. 30,
                      2003) results
--------------------- ----------------------------------------------------------
--------------------- ----------------------------------------------------------
Feb. 4, 2004          Issue summary news release of key financial statements on
                      a pro forma basis for calendar year (Jan. 1, 2003 -
                      Dec. 31, 2003)
--------------------- ----------------------------------------------------------

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2004 MONSANTO QUARTERLY RESULTS CALENDAR
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Wednesday, January 7, 2004 - First-quarter results
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Wednesday, March 31, 2004 - Second-quarter results
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Wednesday, June 30, 2004 - Third-quarter results
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Wednesday, October 6, 2004 - Fourth-quarter results
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(NOTE:  On each of these dates, Monsanto intends to issue a news release discussing its results at 8 a.m. eastern/7 a.m. central, and host a conference call at 9 a.m. eastern/8 a.m. central.)
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